SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
     1934


       Date of Report (Date of earliest event reported): June 25, 2004
                                                         --------------

                             RESERVENET INCORPORATED
                             -----------------------
             (Exact name of registrant as specified in its charter)


               DELAWARE               333-68312             94-3381088
         -----------------------     -----------            ----------
     (State or other jurisdiction    (Commission          (IRS Employer
        of incorporation)            File Number)      Identification No.)

   3701 Sacramento St #323 San Francisco, CA 94118         415-752-2578
------------------------------------------------------     ------------
        Address of principal executive offices)             (Telephone)


Item 1. Changes in Control of the Registrant, and
Item 2. Acquisition or Disposition of Assets

Effective June 25, 2004, ReserveNet, Incorporated, a Delaware corporation ("ReserveNet" or the "Company"), acquired Gateway Entertainment Group, Inc., a New Jersey corporation ("Gateway"), by issuing 541,667 shares of ReserveNet common stock for all the 1,000 issued and outstanding shares of Gateway.

Daniel Regidor, ReserveNet's largest shareholder and its President, Secretary and Chairman of the Board, cancelled 800,000 of his 1,400,000 ReserveNet common shares, leaving him with a total of 600,000 ReserveNet shares.

Mr. Regidor resigned his positions as Chairman of the Board and President and Secretary of the Company, effective as of June 25, 2004. He will remain a Director of the Company. The other Director, Rick Collins, also resigned his position as a member of the ReserveNet Board of Directors, effective June 25, 2004. The number of Directors was increased from two to three, with Stephen Lasser and Lawrence Smith thereafter elected as Directors of the Company. Stephen Lasser was appointed by the Board of Directors as the Chairman of the Board and the Company's President and Treasurer. Lawrence Smith was named Secretary.

Backgrounds of the two new Directors are as follow:

Stephen Lasser, President, CFO, and Director (Chairman)

Stephen Lasser, age 35, joins CET, Inc. from Trade Trace Research, LLC, a financial research firm, where he serves as the Chief Executive Officer. Prior to that, he served as Director of Business Operations at Business Technology Partners, a NYC-based project management company, where he implemented and improved financial and operational procedures and processes. Before joining BTP, Mr. Lasser co-founded Sorceron, Inc., a rich-media software company. Throughout his six years there, Mr. Lasser served as Chief Financial Officer, Chief Operating Officer, Secretary of the Board and Vice President. While at Sorceron, Stephen lead all fundraising efforts, resulting in over $28 million in equity financing, in addition to several mergers and acquisitions. His responsibilities included oversight of all corporate financial and administrative operations. During his tenure, he oversaw the growth in Sorceron's staff from 6 people to 103 and maintained an average annual budget of over $14 million. Prior to founding Sorceron, he served as Managing Director of Strategic Resource Management, a full-service regional brokerage firm. With offices in four states and over 40 employees, SRM specialized in private placements of debt and equities, and as a NASDAQ market maker. Additionally, Mr. Lasser has worked at several Wall Street firms as an investment banker and trader, including Lehman Brothers and Tucker Anthony. He has led equity offerings and participated in over one hundred private placements. Mr. Lasser has served on the Advisory Board of the Robert J. Milano Graduate School of Management & Urban Policy at The New School and currently serves as a member of the Board of Directors of the Watchdog Mutual Fund, the first mutual fund dedicated exclusively to investing in companies exhibiting excellence in corporate governance. He has previously served on the Advisory Committee to the United States House of Representatives Telecommunications Subcommittee.

Lawrence H. Smith - CEO, Director

Lawrence H. Smith, age 57, is a veteran producer with over 25 years of extensive entertainment production experience in recording, television, film, and web casting. Smith is credited in helping pioneer and usher in "The Golden Age of Music Video" in 1980-81, by creating and executive producing, the first weekly network music television series, "Hollywood Heartbeat," and the multi-platinum award winning Warner Home Video, "The Doors." Smith's Gateway Entertainment Group, Inc., executive produced, with England's Virtue Broadcasting and MSN/UK, one of the year 2000's most acclaimed live worldwide web cast concert events, "The Doors' Ray Manzarek's Light My Fire," from Hollywood California.

The Company also forward-split its common shares on a 48:1 basis, which results in total issued and outstanding shares of 78,800,016.

The resulting change in the Company's shareholdings is detailed in the following chart.

Shareholder    Pre-Acquisition  Post-Acquisition  Post Forward-Split
Name                Shares          Shares            Shares             %
-----------    ---------------  ----------------  ------------------  -------
Daniel Regidor       1,400,000           600,000          28,800,000    36.5%

Lawrence H. Smith            0           314,167          15,080,016    19.1%

Stephen B. Lasser            0           216,667          10,400,016    13.2%

Bianca Pino                  0            10,833             519,984     6.6%

Other Shareholders (1) 500,000           500,000          24,000,000    30.5%
                     ---------         ---------          ----------   -----
TOTAL               1,900,000          1,641,667           78,800,016  100.0%
                     ---------         ---------          ----------   -----

(1) Approximately 35 "non-affiliate" shareholders.

Gateway has no assets and is a start up, development-stage company without current operations. It intends to become a media company targeting the Gaming Lifestyle Market (GLM) and covering gambling entertainment, news and information. Gateway will be headquartered in Las Vegas, Nevada and intends to establish affiliates worldwide to provide continuously updated content 24 hours a day, seven days a week.

Item 5. Other Events

The Company's Board of Directors approved a forty-eight for one (48:1) forward split of its issued and outstanding shares of common stock. The split is effective for all shareholders of record on June 18, 2004.

After giving effect to this forward split, the Company will have a total of 78,800,016 shares issued and outstanding.

Please see Items 1 and 2 above for more information with respect to the forward split of the shares and recent acquisition.

Item 7. Financial Statements and Exhibits

Audited Financial Statements are not included in this Form 8-K filing. Such statements will be filed as an amendment within 60 days from the date of this filing.

Exhibits.

Attached is the form of the Share Exchange Agreement by and between ReserveNet and Gateway.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RESERVENET INCORPORATED
                                         -----------------------
                                         (Registrant)

         Date:  July 9, 2004            /s/Stephen Lasser
                                         -------------------
                                             Stephen Lasser, President, CFO
                                             Chairman of the Board

                            EXCHANGE AGREEMENT

                                 Between

                            RESERVENET, INC.,

                   GATEWAY ENTERTAINMENT GROUP, INC. and

           THE SHAREHOLDERS OF GATEWAY ENTERTAINMENT GROUP, INC.


                               TABLE OF CONTENTS

ARTICLE I         REPRESENTATIONS, COVENANTS, AND WARRANTIES OF
                  GATEWAY ENTERTAINMENT GROUP                               1
Section 1.01      Due Organization and Qualification                        1
Section 1.02      Authorization; Non-Contravention; Approvals               1
Section 1.03      Capitalization                                            2
Section 1.04      Subsidiaries and Predecessor Corporations                 3
Section 1.05      Financial Statements                                      3
Section 1.06      Liabilities and Obligations                               3
Section 1.07      Taxes                                                     3
Section 1.08      Absence of Certain Changes or Events                      4
Section 1.09      Assets                                                    5
Section 1.10      Litigation and Compliance with Law                        5
Section 1.11      Material Contracts.                                       6
Section 1.12      Material Contract Defaults                                6
Section 1.13      Labor and Employee Relations                              6
Section 1.14      Insurance                                                 7
Section 1.15      Material Transactions or Affiliations                     7
Section 1.16      GATEWAY ENTERTAINMENT GROUP Schedules                     7
Section 1.17      Disclosure                                                8

ARTICLE II        REPRESENTATIONS, COVENANTS, AND WARRANTIES OF THE GATEWAY
                  ENTERTAINMENT GROUP SHAREHOLDERS                          8

ARTICLE III       REPRESENTATIONS, COVENANTS, AND WARRANTIES OF RESERVENET  8
Section 3.01      Due Organization and Qualification                        8
Section 3.02      Authorization; Non-Contravention; Approvals.              9
Section 3.03      Capitalization                                            9
Section 3.04      Subsidiaries and Predecessor Corporations                 9
Section 3.05      Financial Statements.                                     9
Section 3.06      Liabilities and Obligations                              10
Section 3.07      Taxes                                                    10
Section 3.08      Absence of Certain Changes or Events                     10
Section 3.09      Assets                                                   11
Section 3.10      Litigation and Compliance with Law                       12
Section 3.11      Material Contracts                                       12
Section 3.12      Labor and Employee Relations                             12
Section 3.13      Schedules                                                12
Section 3.14      Shareholders' Equity                                     13

ARTICLE IV        PLAN OF EXCHANGE                                         13
Section 4.01      The Exchange                                             13
Section 4.02      Appointment of New Directors                             13
Section 4.03      Closing                                                  13
Section 4.04      Closing Events                                           13

ARTICLE V         SPECIAL COVENANTS                                        14
Section 5.01      Access to Properties and Records                         14
Section 5.02      Delivery of Books and Records                            14
Section 5.03      Special Covenants and Representations Regarding the
                  Exchanged Stock                                          14
Section 5.04      Third Party Consents and Certificates                    14
Section 5.05      Actions Prior to Closing                                 14
Section 5.06      Press Release                                            15
Section 5.07      Indemnification.                                         15

ARTICLE VI CONDITIONS PRECEDENT TO OBLIGATIONS OF GATEWAY ENTERTAINMENT GROUP AND THE GATEWAY ENTERTAINMENT GROUP
                  SHAREHOLDERS                                             16
Section 6.01      Accuracy of Representations                              16
Section 6.02      Litigation Certificates                                  16
Section 6.03      No Material Adverse Change                               16
Section 6.04      Good Standing                                            16
Section 6.05      Board of Directors Approval                              17
Section 6.06      Other Items.                                             17

ARTICLE VII       CONDITIONS PRECEDENT TO OBLIGATIONS OF RESERVENET        17
Section 7.01      Accuracy of Representations                              17
Section 7.02      Stockholder Approval                                     18
Section 7.03      Officer's Certificate                                    18
Section 7.04      No Material Adverse Change                               18
Section 7.05      Good Standing                                            18
Section 7.06      Other Items.                                             18

ARTICLE VIII      MISCELLANEOUS                                            19
Section 8.01      Brokers                                                  19
Section 8.02      Governing Law                                            19
Section 8.03      Notices                                                  19
Section 8.04      Attorney's Fees                                          19
Section 8.05      Confidentiality                                          19
Section 8.06      Schedules; Knowledge                                     20
Section 8.07      Third Party Beneficiaries                                20
Section 8.08      Entire Agreement                                         20
Section 8.09      Survival; Termination                                    20
Section 8.10      Counterparts                                             20
Section 8.11      Amendment or Waiver                                      20

                              EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (hereinafter referred to as this "Agreement"), is entered into as of this 30th day of April, 2004 (the "Effective Date"), by and among GATEWAY ENTERTAINMENT GROUP, INC., a New Jersey corporation ("GATEWAY ENTERTAINMENT GROUP"), those persons identified in Exhibit "A", attached hereto, who are the beneficial owners of one thousand (1,000) shares of capital stock of GATEWAY ENTERTAINMENT GROUP, which constitutes 100% of the outstanding securities of GATEWAY ENTERTAINMENT GROUP ("GATEWAY ENTERTAINMENT GROUP Shareholders"), and RESERVENET, INC., a Delaware corporation ("RESERVENET") which is a publicly-held company currently subject to the reporting requirements of Section 12(g) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act.")

                                 PREMISES

This Agreement provides for the acquisition by RESERVENET of all of the issued and outstanding shares of GATEWAY ENTERTAINMENT GROUP solely in exchange for voting shares of RESERVENET, on the terms and conditions hereinafter provided, all for the purpose of effecting a so-called "tax-free" reorganization pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1954, as amended.

                                AGREEMENT

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                                ARTICLE I

               REPRESENTATIONS, COVENANTS, AND WARRANTIES
                   OF GATEWAY ENTERTAINMENT GROUP

   As an inducement to, and to obtain the reliance of RESERVENET, GATEWAY ENTERTAINMENT GROUP represents and warrants as follows:

   Section 1.01 Due Organization and Qualification. GATEWAY ENTERTAINMENT GROUP is a corporation duly organized, validly existing, and in good standing under the laws of New Jersey and is duly authorized and qualified to do business under all applicable laws, regulations, ordinances and orders of public authorities and to carry on its business in the places and in the manner as now conducted. GATEWAY ENTERTAINMENT GROUP has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as such business is currently being conducted.
Schedule 1.01, attached hereto, includes true, complete and correct copies of the Articles of Incorporation and By-Laws of GATEWAY ENTERTAINMENT GROUP as in effect on the date hereof.

   Section 1.02  Authorization; Non-Contravention; Approvals.

   (a) GATEWAY ENTERTAINMENT GROUP has the requisite power and authority to enter into this Agreement. The board of directors of GATEWAY ENTERTAINMENT GROUP has authorized the execution, delivery and performance of this Agreement and has approved the transactions contemplated hereby, and approved the submission of this Agreement and the transactions contemplated hereby to the shareholders of GATEWAY ENTERTAINMENT GROUP for their approval with the recommendation that the reorganization be accepted. No additional corporate proceedings on the part of GATEWAY ENTERTAINMENT GROUP is necessary to authorize the execution and delivery of this Agreement and the consummation by GATEWAY ENTERTAINMENT GROUP of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by GATEWAY ENTERTAINMENT GROUP, and assuming due authorization, execution and delivery hereof by RESERVENET, constitutes a valid and binding agreement of GATEWAY ENTERTAINMENT GROUP enforceable against it in accordance with its terms.

   (b) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any encumbrance upon any of the properties or assets of GATEWAY ENTERTAINMENT GROUP under any of the terms, conditions or provisions of (i) the Articles of Incorporation or Bylaws of GATEWAY ENTERTAINMENT GROUP, (ii) any laws applicable to GATEWAY ENTERTAINMENT GROUP or any of the properties or assets of GATEWAY ENTERTAINMENT GROUP, or (iii) any material note, bond, indenture, mortgage, deed of trust, license, franchise, permit, concession, lease or other material instrument, obligation or agreement of any kind to which GATEWAY ENTERTAINMENT GROUP is now a party or by which any of their properties or assets may be bound or affected.

   (c) GATEWAY ENTERTAINMENT GROUP has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable them to conduct their business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no declaration, filing or registration with, or notice to, or authorization, consent, approval or order of any governmental authority or third party is necessary for the execution and delivery of this Agreement by GATEWAY ENTERTAINMENT GROUP or the consummation by GATEWAY ENTERTAINMENT GROUP of the transactions contemplated hereby. Except as set forth in Schedule 1.02(c), attached hereto, none of the contracts or agreements with material customers or contracts providing for purchases or services or other material agreements, licenses or permits to which GATEWAY ENTERTAINMENT GROUP is a party requires notice to, or the consent or approval of, any third party for the execution and delivery of this Agreement by GATEWAY ENTERTAINMENT GROUP and the consummation of the transactions contemplated hereby.

   Section 1.03 Capitalization. The authorized capitalization of GATEWAY ENTERTAINMENT GROUP consists of One Thousand (1,000) shares of capital stock, $ 0.00 par value per share, of which one thousand (1,000) shares are currently issued and outstanding. All of the issued and outstanding shares of GATEWAY ENTERTAINMENT GROUP are owned beneficially and of record by the shareholders set forth in Schedule 1.03, attached hereto. All of the issued and outstanding shares of GATEWAY ENTERTAINMENT GROUP have been duly authorized and validly issued, are fully paid and nonassessable, and were offered, issued, sold and delivered by GATEWAY ENTERTAINMENT GROUP in compliance with all applicable laws, including, without limitation, those laws concerning the issuance of securities. None of such shares were issued in violation of the pre-emptive rights of any past or present shareholder.
No subscription, option, warrant, call, convertible or exchangeable security, other conversion right or commitment of any kind exists which obligates GATEWAY ENTERTAINMENT GROUP to issue any of its outstanding capital stock or to purchase any capital stock of GATEWAY ENTERTAINMENT GROUP.

   Section 1.04 Subsidiaries and Predecessor Corporations. Other than as set forth in Schedule 1.04, attached hereto, GATEWAY ENTERTAINMENT GROUP does not own, of record or beneficially, or control, directly or indirectly, any capital stock, securities convertible into or exchangeable for capital stock of any other equity interest in any corporation, association or other business entity. GATEWAY ENTERTAINMENT GROUP is not directly or indirectly a participant in any joint venture, limited liability company, partnership or other non-corporate entity.

   Section 1.05  Financial Statements.

   (a) Schedule 1.05(a), attached hereto, includes the unaudited balance sheet of GATEWAY ENTERTAINMENT GROUP as of March 31, 2004, together with an unaudited statement of operations and cash flow from inception through March 31, 2004 (to be provided within five days of the Closing Date) of GATEWAY ENTERTAINMENT GROUP.

   (b) All such financial statements have been prepared in accordance with generally accepted accounting principles. The unaudited balance sheet presents fairly, as of its date, the financial condition of GATEWAY ENTERTAINMENT GROUP. The statements of income, stockholders' equity, and changes in financial condition of GATEWAY ENTERTAINMENT GROUP reflect fairly the information required to be set forth therein by generally accepted accounting principles. The books of account of GATEWAY ENTERTAINMENT GROUP have been kept accurately in all material respects in the ordinary course of business, the transaction entered therein represent bona fide transactions, and the revenues, expenses, assets and liabilities of GATEWAY ENTERTAINMENT GROUP have been properly recorded therein in all material respects.

   Section 1.06 Liabilities and Obligations. GATEWAY ENTERTAINMENT GROUP did not have, as of the date of its balance sheet, nor has it incurred since that date, except as and to the extent reflected or reserved against therein, any liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature which should be reflected in a balance sheet or the notes thereto, prepared in accordance with generally accepted accounting principles.

   Section 1.07 Taxes. GATEWAY ENTERTAINMENT GROUP has timely filed all requisite federal, state, local and other tax returns for all fiscal periods ended on or before the date hereof, and has duly paid in full or made adequate provision in the financial statements for the payment of all taxes for all periods ending at or prior to the date hereof. Schedule 1.07, attached hereto, includes true and correct copies of the federal income tax returns of GATEWAY ENTERTAINMENT GROUP filed for the last three years. To GATEWAY ENTERTAINMENT GROUP's actual knowledge, there are no examinations in progress or claims against GATEWAY ENTERTAINMENT GROUP relating to taxes for any period prior to and including the balance sheet date and no written notice of any claim for taxes, whether pending or threatened, has been received. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts, which in the aggregate, are immaterial. GATEWAY ENTERTAINMENT GROUP does not owe any unpaid federal, state, county, local or other taxes (including any deficiencies, interest or penalties) through the date hereof, for which GATEWAY ENTERTAINMENT GROUP may be liable in its own right or as a transferee of the assets of, or as a successor to, any other corporation or entity. Furthermore, except as accruing in the normal course of business, GATEWAY ENTERTAINMENT GROUP does not owe any accrued and unpaid taxes to date of this Agreement.

   Section 1.08 Absence of Certain Changes or Events. Since March 31, 2004, except as set forth in this Agreement or in Schedule 1.08, attached hereto, GATEWAY ENTERTAINMENT GROUP has conducted its operations in the ordinary course of business and there has not been:

   (a) any material adverse change in the business, operations, properties, condition (financial or otherwise), assets, liabilities (contingent or otherwise), results of operations or prospects of GATEWAY ENTERTAINMENT GROUP;

   (b) any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of GATEWAY ENTERTAINMENT GROUP;

   (c) any change in the authorized capital stock of GATEWAY ENTERTAINMENT GROUP or in its outstanding securities or any change in the GATEWAY ENTERTAINMENT GROUP Shareholders' ownership interests in GATEWAY
ENTERTAINMENT GROUP or any grant of any options, warrants, calls, conversion rights or commitments;

   (d) any declaration or payment of any dividend or distribution in respect of the capital stock or any direct or indirect redemption, purchase or other acquisition of any of the capital stock of GATEWAY ENTERTAINMENT GROUP;

   (e) any increase in the compensation payable or to become payable by GATEWAY ENTERTAINMENT GROUP, including any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, to any of their respective officers, directors, employees, consultants or agents, except for ordinary and customary bonuses and salary increases for employees, which bonuses and salary increases are set forth in Schedule 1.08(e), attached hereto;

   (f) any significant work interruptions, labor grievances or claims filed;

   (g) except for the Agreement, any sale or transfer, or any agreement to sell or transfer, any material assets, properties or rights of GATEWAY ENTERTAINMENT GROUP to any person, including, without limitation, the GATEWAY ENTERTAINMENT GROUP Shareholders, except assets, properties or rights not used or useful in its business which, in the aggregate have a value of less than US $1,000;

   (h) any cancellation, or agreement to cancel, any indebtedness or other obligation owing to GATEWAY ENTERTAINMENT GROUP, except debts or claims which in the aggregate are of a value less than US $1,000;
   (i) any increase in the indebtedness of GATEWAY ENTERTAINMENT GROUP, other than accounts payable incurred in the ordinary course of business or incurred in connection with the transactions contemplated by this Agreement;

   (j) any plan, agreement or arrangement granting any preferential rights to purchase or acquire any interest in any of the assets, property or rights of GATEWAY ENTERTAINMENT GROUP or requiring consent of any party to the transfer and assignment of such assets, property or rights;

   (k) any purchase or acquisition of, or agreement, plan or arrangement to purchase or acquire, any property, rights or assets outside of the ordinary course of GATEWAY ENTERTAINMENT GROUP's business;

   (l) any waiver of any material rights or claims of GATEWAY ENTERTAINMENT
GROUP;

   (m) any material breach, amendment or termination of any material contract, agreement, permit or other right to which GATEWAY ENTERTAINMENT GROUP is a party or any of their property is subject;

   (n) any material change in GATEWAY ENTERTAINMENT GROUP's method of management, operation or accounting; or

   (o) any other material transaction by GATEWAY ENTERTAINMENT GROUP outside the ordinary course of business.

   Section 1.09 Assets. GATEWAY ENTERTAINMENT GROUP has good and indefeasible title to all of its properties, inventory, interests in properties, and assets, both real and personal, which are reflected in the most recent unaudited balance sheet or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except (a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in Schedule 1.09, attached hereto. Except as set forth in Schedule 1.09, attached hereto, GATEWAY ENTERTAINMENT GROUP owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products they are currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with GATEWAY ENTERTAINMENT GROUP's business. Except as set forth in Schedule 1.09, attached hereto, no third party has any right to, and GATEWAY ENTERTAINMENT GROUP has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial condition, income or business prospects of GATEWAY ENTERTAINMENT GROUP or any material portion of their properties, assets, or rights.

   Section 1.10 Litigation and Compliance with Law. Except as included or described in Schedule 1.10, attached hereto, there are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of GATEWAY ENTERTAINMENT GROUP, threatened against or affecting GATEWAY ENTERTAINMENT GROUP, at law or in equity, or before or by any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. No written notice of any claim, action, suit, proceeding or investigation, whether pending or threatened, has been received by GATEWAY ENTERTAINMENT GROUP and, to GATEWAY ENTERTAINMENT GROUP's knowledge, there is no basis therefore. GATEWAY ENTERTAINMENT GROUP does not have any knowledge of any default on their part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances, which after reasonable investigation, would result in the discovery of such a default. GATEWAY ENTERTAINMENT GROUP has conducted and is conducting its business in compliance with all laws applicable to them, their assets or the operation of their business, except to the extent that noncompliance would not materially and adversely affect the business, operations, assets or condition of GATEWAY ENTERTAINMENT GROUP or except to the extent that noncompliance would not result in the incurrence of any material liability for GATEWAY ENTERTAINMENT GROUP.

   Section 1.11  Material Contracts.

   (a) Except as included or described in Schedule 1.11, attached hereto, there are no material contracts, agreements, franchises, license agreements or other commitments to which GATEWAY ENTERTAINMENT GROUP is a party or by which they or any of their assets, products, technology or properties are bound;

   (b) All contracts, agreements, franchises, license agreements and other commitments to which GATEWAY ENTERTAINMENT GROUP is a party, or by which its properties are bound, and which are material to the operations of GATEWAY ENTERTAINMENT GROUP taken as a whole are valid and enforceable by GATEWAY ENTERTAINMENT GROUP in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

   (c) GATEWAY ENTERTAINMENT GROUP is not a party to or bound by, and the properties of GATEWAY ENTERTAINMENT GROUP are not subject to, any contract, agreement other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may be foreseeable to materially and adversely affect, the business, operations, properties, assets or condition of GATEWAY ENTERTAINMENT GROUP; and

   (d) Except as included or described in Schedule 1.11, attached hereto, or reflected in the most recent balance sheet, GATEWAY ENTERTAINMENT GROUP is not a party to any oral or written (i) agreement, contract or indenture relating to the borrowing of money; (ii) guaranty of any obligation, other than one on which GATEWAY ENTERTAINMENT GROUP is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate do not exceed more than one year or providing for payments in excess of US $1,000 in the aggregate; or (iii) contract, agreement or other commitment involving payments by it of more than US $1,000 in the aggregate.
   Section 1.12 Material Contract Defaults. GATEWAY ENTERTAINMENT GROUP is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of GATEWAY ENTERTAINMENT GROUP, and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which GATEWAY ENTERTAINMENT GROUP has not taken adequate steps to prevent such a default from occurring.

   Section 1.13 Labor and Employee Relations. GATEWAY ENTERTAINMENT GROUP is not bound by or subject to any oral or written (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement, or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended ("ERISA"); (iii) collective bargaining agreement; or (iv) agreement with any present or former officer or director of GATEWAY ENTERTAINMENT GROUP. There is no pending or, to GATEWAY ENTERTAINMENT GROUP's knowledge, threatened labor dispute involving GATEWAY ENTERTAINMENT GROUP and any group of its employees nor has GATEWAY ENTERTAINMENT GROUP experienced any significant labor interruptions over the past five years. GATEWAY ENTERTAINMENT GROUP is not bound by or subject to any arrangement with any labor union. No employees of GATEWAY ENTERTAINMENT GROUP are represented by any labor union or covered by any collective bargaining agreement nor, to GATEWAY ENTERTAINMENT GROUP's knowledge, is any campaign to establish such representation in progress. GATEWAY ENTERTAINMENT GROUP has no knowledge of any significant issues or problems in connection with the relationship with its employees.

   Section 1.14 Insurance. Each and every of the insurable properties of GATEWAY ENTERTAINMENT GROUP is insured for its full replacement value against all risks customarily insured against by persons operating similar properties in localities where such properties are located and under valid and enforceable policies by insurers of recognized responsibility. Such policy or policies containing substantially equivalent coverage will be outstanding on the date of consummation of the transactions contemplated by this Agreement.

   Section 1.15  Material Transactions or Affiliations.  Set forth in
Schedule 1.15, attached hereto, is a description of every material contract, agreement, or arrangement between GATEWAY ENTERTAINMENT GROUP and any predecessor and any person who was at the time of such contract, agreement, or arrangement an officer, director, or person owning of record, or known by GATEWAY ENTERTAINMENT GROUP to own beneficially, five percent (5%) or more of the issued and outstanding capital stock of GATEWAY ENTERTAINMENT GROUP and which is to be performed in whole or in part after the date hereof or which was entered into not more than three years prior to the date hereof. In all of such transactions, the amount paid or received, whether in cash, in services, or in kind, is, had been during the full term thereof, and is required to be during the unexpired portion of the term thereof, no less favorable to GATEWAY ENTERTAINMENT GROUP than terms available from otherwise unrelated parties in arm's length transactions. Except as disclosed in
Schedule 1.15, attached hereto, or otherwise disclosed herein, no officer, director, or five percent (5%) shareholder of GATEWAY ENTERTAINMENT GROUP has had any interest, direct or indirect, in any material transaction with GATEWAY ENTERTAINMENT GROUP. There are no commitments by GATEWAY ENTERTAINMENT GROUP, whether written or oral, to lend any funds to, borrow any money from, or enter into any other material transaction with, any such affiliated person.

   Section 1.16  GATEWAY ENTERTAINMENT GROUP Schedules.  GATEWAY
ENTERTAINMENT GROUP has delivered to RESERVENET as a part of this Agreement the following additional schedules, all certified by the president of GATEWAY ENTERTAINMENT GROUP as complete, true, and correct:

   (a) Schedule 1.16(a), attached hereto, containing a description of all real property owned by GATEWAY ENTERTAINMENT GROUP, together with a description of every mortgage, deed of trust, pledge, lien, agreement, encumbrance, claim, or equity interest of any nature whatsoever in such real property;

   (b) Schedule 1.16(b), attached hereto, listing the accounts receivable and notes and other obligations receivable of GATEWAY ENTERTAINMENT GROUP as of March 31, 2004, or that arose thereafter other than in the ordinary course of business of GATEWAY ENTERTAINMENT GROUP, indicating the debtor and amount, and classifying the accounts to show in reasonable detail the length of time, if any, overdue, and stating the nature and amount of any refunds, set offs, reimbursements, discounts, or other adjustments which are in the aggregate material and due to or claimed by such creditor;

   (c) Schedule 1.16(c), attached hereto, listing the accounts payable and notes and other obligations payable of GATEWAY ENTERTAINMENT GROUP as of March 31, 2004, or that arose thereafter other than in the ordinary course of the business of GATEWAY ENTERTAINMENT GROUP, indicating the creditor and amount, classifying the accounts to show in reasonable detail the length of time, if any, overdue, and stating the nature and amount of any refunds, set-offs, reimbursements, discounts, or other adjustments, which in the aggregate are material and due or payable to GATEWAY ENTERTAINMENT GROUP respecting such obligations;

   (d) Schedule 1.16(d), attached hereto, containing a copy of the board of directors' and shareholders' minutes of GATEWAY ENTERTAINMENT GROUP since inception.

   Section 1.17 Disclosure. The information set forth in this Agreement and in the Schedules attached hereto is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

                                ARTICLE II

                REPRESENTATIONS, COVENANTS, AND WARRANTIES
             OF THE GATEWAY ENTERTAINMENT GROUP SHAREHOLDERS

As an inducement to, and to obtain reliance of RESERVENET, each GATEWAY ENTERTAINMENT GROUP Shareholder hereby represents and warrants with respect to itself that it is the legal and beneficial owner of the number of GATEWAY ENTERTAINMENT GROUP shares set forth opposite its name at the foot of this agreement, free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever, and each such shareholder has full right, power, and authority to transfer, assign, convey, and deliver its GATEWAY ENTERTAINMENT GROUP shares; and delivery of such shares at the closing will convey to RESERVENET good and marketable title to such shares free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever.

                                   ARTICLE III

                  REPRESENTATIONS, COVENANTS, AND WARRANTIES
                                  OF RESERVENET

As an inducement to, and to obtain the reliance of GATEWAY ENTERTAINMENT GROUP and the GATEWAY ENTERTAINMENT GROUP Shareholders, RESERVENET represents and warrants as follows:

   Section 3.01 Due Organization and Qualification. RESERVENET is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and is duly authorized and qualified to do business under all applicable laws, regulations, ordinances and orders of public authorities and to carry on its business in the places and in the manner as now conducted. RESERVENET has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as such business is currently being conducted. Schedule 3.01, attached hereto, includes true, complete and correct copies of the Articles of Incorporation (as amended) and Bylaws (as amended) of RESERVENET as in effect on the date hereof.

   Section 3.02  Authorization; Non-Contravention; Approvals.

  (a) RESERVENET has the requisite power and authority to enter into this Agreement. The board of directors of RESERVENET has authorized the execution, delivery and performance of this Agreement and has approved the transactions contemplated hereby. No additional corporate proceedings on the part of RESERVENET is necessary to authorize the execution and delivery of this Agreement and the consummation by RESERVENET of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by RESERVENET, and, assuming due authorization, execution and delivery hereof by GATEWAY ENTERTAINMENT GROUP and the GATEWAY ENTERTAINMENT GROUP Shareholders, constitutes a valid and binding agreement of RESERVENET, enforceable against each of them in accordance with its terms

   (b) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any encumbrance upon any of the properties or assets of RESERVENET under any of the terms, conditions or provisions of (i) the Articles of Incorporation or Bylaws, (ii) any laws applicable to RESERVENET or any of the properties or assets of RESERVENET, or (iii) any material note, bond, indenture, mortgage, deed of trust, license, franchise, permit, concession, lease or other material instrument, obligation or agreement of any kind to which RESERVENET is now a party or by which any of its properties or assets may be bound or affected.

   Section 3.03 Capitalization. The authorized capitalization of RESERVENET consists of One Hundred Million (100,000,000) shares of common stock, US $0.0001 par value per share, of which One Million Nine Hundred Thousand (1,900,000) shares are currently issued and outstanding. All of the issued and outstanding shares of RESERVENET are owned beneficially and of record by the shareholders set forth in Schedule 3.03, attached hereto. All of the issued and outstanding shares of RESERVENET have been duly authorized and validly issued, are fully paid and non-assessable, and were offered, issued, sold and delivered by RESERVENET in compliance with all applicable laws, including, without limitation, those laws concerning the issuance of securities. None of such shares were issued in violation of the pre-emptive rights of any past or present shareholder. No subscription, option, warrant, call, convertible or exchangeable security, other conversion right or commitment of any kind exists which obligates RESERVENET to issue any of its outstanding capital stock or to purchase any capital stock of RESERVENET.

   Section 3.04 Subsidiaries and Predecessor Corporations. RESERVENET does not own, of record or beneficially, or control, directly or indirectly, any capital stock, securities convertible into or exchangeable for capital stock of any other equity interest in any corporation, association or other business entity. RESERVENET is not, directly or indirectly, a participant in any joint venture, limited liability company, partnership or other noncorporate entity.

   Section 3.05  Financial Statements.

   (a) Schedule 3.05(a), attached hereto, includes the audited balance sheet of RESERVENET as of December 31, 2003, together with an audited statement of operations and cash flow for the fiscal year ended December 31, 2003.

   (b) Schedule 3.05(b), attached hereto, includes the unaudited balance sheet of RESERVENET as of the Effective Date of this Agreement, together with an unaudited statement of operations and cash flow for the current fiscal year as of the Effective Date of this Agreement.

   (c) All such financial statements have been prepared in accordance with generally accepted accounting principles. The audited balance sheet presents fairly, as of its date, the financial condition of RESERVENET. The statements of income, stockholders' equity, and changes in financial condition reflect fairly the information required to be set forth therein by generally accepted accounting principles. The books of account of RESERVENET have been kept accurately in all material respects in the ordinary course of business, the transaction entered therein represent bona fide transactions, and the revenues, expenses, assets and liabilities of RESERVENET have been properly recorded therein in all material respects.

   Section 3.06 Liabilities and Obligations. RESERVENET did not have, as of the date of such balance sheet, nor has incurred since that date, except as and to the extent reflected or reserved against therein, any liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature which should be reflected in a balance sheet or the notes thereto, prepared in accordance with generally accepted accounting principles.

   Section 3.07 Taxes. RESERVENET has timely filed all requisite federal, state, local and other tax returns for all fiscal periods ended on or before the date hereof, and has duly paid in full or made adequate provision in the financial statements for the payment of all taxes for all periods ending at or prior to the date hereof. Schedule 3.07, attached hereto, includes true and correct copies of the federal income tax returns of RESERVENET filed since its date of inception. There are no examinations in progress or claims against RESERVENET relating to taxes for any period prior to and including the balance sheet date and no written notice of any claim for taxes, whether pending or threatened, has been received. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial. RESERVENET does not owe any unpaid federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties) through the date hereof, for which RESERVENET may be liable in its own right or as a transferee of the assets of, or as a successor to, any other corporation or entity. Furthermore, except as accruing in the normal course of business, RESERVENET does not owe any accrued and unpaid taxes to date of this Agreement.

   Section 3.08 Absence of Certain Changes or Events. Since December 31, 2003, except as set forth in this Agreement or in Schedule 3.08, attached hereto, RESERVENET has conducted its operations in the ordinary course of business and there has not been:

   (a) any material adverse change in the business, operations, properties, condition (financial or otherwise), assets, liabilities (contingent or otherwise), results of operations or prospects of RESERVENET;

   (b) any damage, destruction, or loss (whether or not covered by insurance) materially adversely affecting the business, operations, properties, assets or condition of RESERVENET;

   (c) any change in the authorized capital stock of RESERVENET or in its outstanding securities or any change in the shareholders' ownership interests in RESERVENET or any grant of any options, warrants, calls, conversion rights or commitments;

   (d) any declaration or payment of any dividend or distribution in respect of the capital stock or any direct or indirect redemption, purchase or other acquisition of any of the capital stock of RESERVENET;

   (e) any increase in the compensation payable or to become payable by RESERVENET, including any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, to any of its respective officers, directors, employees, consultants or agents, except for ordinary and customary bonuses and salary increases for employees in accordance with past practice, which bonuses and salary increases are set forth in Schedule 3.08(e), attached hereto;

   (f) any significant work interruptions, labor grievances or claims filed;

   (g) except for the Agreement, any sale or transfer, or any agreement to sell or transfer, any material assets, properties or rights of RESERVENET to any person, including, without limitation, the RESERVENET shareholders, except assets, properties or rights no used or useful in its business which, in the aggregate have a value of less than US $1,000;

   (h) any cancellation, or agreement to cancel, any indebtedness or other obligation owing to RESERVENET, except debts or claims which in the aggregate are of a value less than US $1,000;

   (i) any increase in the indebtedness of RESERVENET, other than accounts payable incurred in the ordinary course of business, consistent with past practices or incurred in connection with the transactions contemplated by this Agreement;

   (j) any plan, agreement, arrangement granting any preferential rights to purchase or acquire any interest in any of the assets, property or rights of RESERVENET or requiring consent of any party to the transfer and assignment of such assets, property or rights;

   (k) any purchase or acquisition of, or agreement, plan or arrangement to purchase or acquire, any property, rights or assets outside of the ordinary course of any of RESERVENET's business;

   (l) any waiver of any material rights or claims of RESERVENET;

   (m) any material breach, amendment or termination of any material contract, agreement, permit or other right to which RESERVENET is a party or any of its property is subject;

   (n) any material change in RESERVENET's method of management, operation or accounting;

   (o) any other material transaction by RESERVENET outside the ordinary course of business.

   Section 3.09 Assets. RESERVENET has good and indefeasible title to all of its properties, inventory, interests in properties, and assets, both real and personal, which are reflected in the most recent audited balance sheet or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except (a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in Schedule 3.09, attached hereto. Except as set forth in Schedule 3.09, attached hereto, RESERVENET owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products it is currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with RESERVENET business. Except as set forth in Schedule 3.09, attached hereto, no third party has any right to, and RESERVENET has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names, or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would have a materially adverse affect on the business, operations, financial condition, income, or business prospects of RESERVENET or any material portion of its properties, assets, or rights.

   Section 3.10 Litigation and Compliance with Law. There are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of RESERVENET, threatened against or affecting RESERVENET, at law or in equity, or before or by any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. No written notice of any claim, action, suit, proceeding or investigation, whether pending or threatened, has been received by RESERVENET and, to RESERVENET's knowledge, there is no basis therefore. RESERVENET does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances, which after reasonable investigation would result in the discovery of such a default. RESERVENET has conducted and is conducting its business in compliance with all laws applicable to it, it assets or the operation of its business, except to the extent that noncompliance would not materially and adversely affect the business, operations, assets or condition of RESERVENET or except to the extent that noncompliance would not result in the incurrence of any material liability for RESERVENET.

   Section 3.11 Material Contracts. Except for this Agreement, RESERVENET has not entered into any material contract with any other party.

   Section 3.12 Labor and Employee Relations. RESERVENET does not have any employees.

   Section 3.13 Schedules. RESERVENET has delivered to GATEWAY ENTERTAINMENT GROUP as a part of this Agreement the following additional schedules, all certified by the chief executive officer of RESERVENET as complete, true, and correct:

   (a) Schedule 3.13(a), attached hereto, containing a statement of cash on hand;

   (b) Schedule 3.13(b), attached hereto, listing the accounts payable and notes and other obligations payable of RESERVENET as of December 31, 2003, or that arose thereafter other than in the ordinary course of the business of RESERVENET, indicating the creditor and amount, classifying the accounts to show in reasonable detail the length of time, if any, overdue, and stating the nature and amount of any refunds, set-offs, reimbursements, discounts, or other adjustments, which in the aggregate are material and due or payable to RESERVENET respecting such obligations;

   (c) Schedule 3.13(c), attached hereto, containing a copy of the board of directors' minutes approving the transaction associated with this Agreement.

   Section 3.14 Shareholders' Equity. At or prior to Closing, there shall be no liabilities.\

                                 ARTICLE IV

                              PLAN OF EXCHANGE

   Section 4.01 The Exchange. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 4.03), each of the GATEWAY ENTERTAINMENT GROUP Shareholders hereby agrees to assign, transfer, and deliver to RESERVENET, free and clear of all liens, pledges, encumbrances, charges, restrictions, or known claims of any kind, nature, or description, the number of shares of capital stock of GATEWAY ENTERTAINMENT GROUP set after his signature at the foot of this Agreement, in the aggregate constituting all of the issued and outstanding shares of capital stock of GATEWAY ENTERTAINMENT GROUP, or 1,000 (One Thousand) shares, and RESERVENET agrees to acquire such shares on such date by issuing and delivering in exchange therefore solely shares of RESERVENET restricted common stock, par value US $0.0001 per share, in the amount of 26,000 (Twenty Six Thousand) shares of RESERVENET for each outstanding share of GATEWAY ENTERTAINMENT GROUP, or an aggregate amount of 26,000,000 (Twenty Six Million) shares of RESERVENET common stock, or approximately 33% (Thirty Three Percent) of the then outstanding shares of RESERVENET common stock (the "Exchanged RESERVENET Stock"). At the Closing, each of the GATEWAY ENTERTAINMENT GROUP Shareholders shall, on surrender of his certificate or certificates representing such GATEWAY ENTERTAINMENT GROUP shares to the registrar and transfer agent, be entitled to receive a certificate or certificates evidencing shares of the Exchanged RESERVENET Stock as provided herein. Upon the consummation of the transaction contemplated herein, all shares of capital stock of GATEWAY ENTERTAINMENT GROUP shall be held by RESERVENET.

   Section 4.02 Appointment of New Directors. In connection with the Closing of the transactions contemplated by this Agreement, the existing director of RESERVENET shall expand the Board to three and shall appoint Lawrence Smith and Stephen Lasser as directors to fill the vacancies created thereby, to serve until the next annual stockholders' meeting of RESERVENET and their successors shall have been elected and qualified.

   Section 4.03 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall be on a date and at such time as the parties may agree ("Closing Date"), within the ten-day period commencing with the last to occur of the following: the effective date of this Agreement, the finalization of the schedules to this Agreement, or such date as may be prescribed by any federal or state regulatory agency or authority prior to which the transactions contemplated hereby may not be effectuated.

   Section 4.04 Closing Events. At the Closing, each of the respective parties hereto shall execute, acknowledge, and deliver (or shall cause to be executed, acknowledged, and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings, or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

                                   ARTICLE V

                               SPECIAL COVENANTS

   Section 5.01 Access to Properties and Records. RESERVENET and GATEWAY ENTERTAINMENT GROUP will each afford to the officers and authorized representatives of the other full access to the properties, books, and records of each other as the case may be, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of each other, as the case may be, as the other shall from time to time reasonably request.

   Section 5.02 Delivery of Books and Records. At the Closing, each company shall deliver each other the originals of the corporate minute books, books of account, contracts, records, and all other books or documents now in each company's possession or its representatives.

   Section 5.03 Special Covenants and Representations Regarding the Exchanged Stock. The consummation of this Agreement and the transactions herein contemplated, including the issuance of the Exchanged RESERVENET Stock to the shareholders of GATEWAY ENTERTAINMENT GROUP as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes, which depend, inter alia, upon the circumstances under which the GATEWAY ENTERTAINMENT GROUP Shareholders acquire such securities. In connection with reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, at the Closing the GATEWAY ENTERTAINMENT GROUP Shareholders shall deliver to RESERVENET letters of representation in the form attached hereto as Schedule 5.03 attached hereto.

   Section 5.04 Third Party Consents and Certificates. RESERVENET and GATEWAY ENTERTAINMENT GROUP agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein and therein contemplated.

   Section 5.05  Actions Prior to Closing.

   (a) From and after the date of this Agreement until the Closing Date and except as set forth in the Agreement or Schedules attached hereto or as permitted or contemplated by this Agreement, RESERVENET and GATEWAY ENTERTAINMENT GROUP respectively, will each:

   1) carry on its business in substantially the same manner as it has heretofore;

   2) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

   3) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

   4) perform in all material respects all of its obligation under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

   5) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

   6) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

   (b) From and after the date of this Agreement until the Closing Date, except as directed by this Agreement, neither RESERVENET nor GATEWAY ENTERTAINMENT GROUP will:

   1) make any change in its Articles of Incorporation or Bylaws;

   2) take any action described in Section 1.08 in the case of GATEWAY ENTERTAINMENT GROUP, or in Section 3.08, in the case of RESERVENET (except as permitted therein or as disclosed in the applicable party's schedules); or

   3) enter into or amend any contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services.

   Section 5.06 Press Release. RESERVENET and GATEWAY ENTERTAINMENT GROUP shall consult with each other as to the form and substance of any press release or other public disclosure of matters related to this Agreement or any of the transactions contemplated hereby; provided, however, that nothing herein shall be deemed to prohibit any party hereto from making any disclosure that is required to fulfill such party's disclosure obligations imposed by law, including, without limitation, federal securities laws.

   Section 5.07 Indemnification.

   (a) GATEWAY ENTERTAINMENT GROUP hereby agrees to indemnify RESERVENET, and each of the officers, agents and directors of RESERVENET as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article I of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement. Indemnification shall include the right of the indemnified party to set-off with prior notice.

   (b) RESERVENET hereby agree to indemnify GATEWAY ENTERTAINMENT GROUP, the GATEWAY ENTERTAINMENT GROUP Shareholders, and each of the officers, agents and directors of GATEWAY ENTERTAINMENT GROUP as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article III of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement. Indemnification shall include the right of the indemnified party to set-off with prior notice.

   Section 5.08 Gateway Entertainment Shareholder Non-Compete Agreements. The GATEWAY ENTERTAINMENT SHAREHOLDERS shall each sign a Confidentiality and Non-Compete Agreement in a form satisfactory to RESERVENET.

                                 ARTICLE VI

     CONDITIONS PRECEDENT TO OBLIGATIONS OF GATEWAY ENTERTAINMENT GROUP
             AND THE GATEWAY ENTERTAINMENT GROUP SHAREHOLDERS

   The obligations of GATEWAY ENTERTAINMENT GROUP and the GATEWAY
ENTERTAINMENT GROUP Shareholders under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

   Section 6.01 Accuracy of Representations. The representations and warranties made by RESERVENET in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and RESERVENET shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by RESERVENET prior to or at the Closing. GATEWAY ENTERTAINMENT GROUP shall be furnished with a certificate, signed by a duly authorized executive officer of RESERVENET and dated the Closing Date, to the foregoing effect.

   Section 6.02 Litigation Certificates. GATEWAY ENTERTAINMENT GROUP shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized executive officer of RESERVENET to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the knowledge of RESERVENET threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.

   Section 6.03 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of RESERVENET nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of RESERVENET.

   Section 6.04 Good Standing. GATEWAY ENTERTAINMENT GROUP shall have received a certificate of good standing from the Secretary of State of the state of Delaware or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that RESERVENET is in good standing as a corporation in the state of Delaware and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

   Section 6.05 Board of Directors Approval. The Board of Directors of RESERVENET shall have approved this Agreement, the transactions contemplated hereby, and the other matters described in Section 4.01.

   Section 6.06  Other Items.

   (a) RESERVENET shall have received Uniform Commercial Code certificates from the appropriate state of local authority or agency for each county and state in which any personal property of RESERVENET with a value in excess US $1,000 is situated, dated as of the Closing Date, to the effect that there are no liens on such personal property, other than those disclosed in
Schedule 6.06(a) attached hereto.

   (b) Daniel Regidor, the sole director of RESERVENET, shall have entered into an agreement with GATEWAY ENTERTAINMENT GROUP, in a form satisfactory to GATEWAY ENTERTAINMENT GROUP, whereby within ten (10) days following the Close, Mr. Regidor shall present the current ReserveNet business plan to the other Board members for review. The agreement shall provide in general that in the event the Board approves continuing the ReserveNet plan, Mr. Regidor shall be offered extended employment with the firm, pursuant with the policies then in effect; that the equity participation retained by Mr. Regidor would be contingent on the relative value of the business opportunity as determined in the sole discretion of the Board; and, should the Board not accept the plan, Mr. Regidor shall resign from the Board, effective immediately, and cancel all his share ownership in entirety.

   (c) GATEWAY ENTERTAINMENT GROUP and the GATEWAY ENTERTAINMENT GROUP shareholders shall have received from counsel to RESERVENET, a legal opinion addressed to GATEWAY ENTERTAINMENT GROUP and the GATEWAY ENTERTAINMENT GROUP shareholders, dated as of the Closing Date in substantially the form attached hereto as Exhibit "B".

   (d) GATEWAY ENTERTAINMENT GROUP shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as GATEWAY ENTERTAINMENT GROUP may reasonably request.

   (e) REGIDOR shall prior to Close cancel all but 600,000 of his currently held (pre-forward split) RESERVENET common shares by signing a Share Cancellation Agreement in a form satisfactory to GATEWAY ENTERTAINMENT GROUP.

   (f) RESERVENET shall prior to Close cause to take effect a 48:1 forward-split of the common shares of RESERVENET.

                                ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF RESERVENET
The obligations of RESERVENET under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

   Section 7.01 Accuracy of Representations. The representations and warranties made by GATEWAY ENTERTAINMENT GROUP and the GATEWAY ENTERTAINMENT GROUP Shareholders in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and GATEWAY ENTERTAINMENT GROUP and the GATEWAY ENTERTAINMENT GROUP Shareholders shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by GATEWAY ENTERTAINMENT GROUP and the GATEWAY ENTERTAINMENT GROUP Shareholders prior to or at the Closing. RESERVENET shall have been furnished with a certificate, signed by a duly authorized executive officer of GATEWAY ENTERTAINMENT GROUP and dated the Closing Date, to the foregoing effect.

   Section 7.02 Stockholder Approval. The stockholders of GATEWAY ENTERTAINMENT GROUP shall have approved this Agreement, the transactions contemplated hereby, and the other matters described in Section 4.01.

   Section 7.03 Officer's Certificate. RESERVENET shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized executive officer of GATEWAY ENTERTAINMENT GROUP to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of GATEWAY ENTERTAINMENT GROUP threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.

   Section 7.04 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of GATEWAY ENTERTAINMENT GROUP nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of GATEWAY ENTERTAINMENT GROUP.

   Section 7.05 Good Standing. RESERVENET shall have received a certificate of good standing from the State of New Jersey or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that GATEWAY ENTERTAINMENT GROUP is in good standing as a corporation in New Jersey and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

   Section 7.06  Other Items.

   (a) RESERVENET shall have received Uniform Commercial Code certificates from the appropriate state of local authority or agency for each county and state in which any personal property of GATEWAY ENTERTAINMENT GROUP with a value in excess US $1,000 is situated, dated as of the Closing Date, to the effect that there are no liens on such personal property, other than those disclosed in Schedule 7.06(a) attached hereto.

   (b) RESERVENET shall have received a shareholders' list of GATEWAY ENTERTAINMENT GROUP containing the name, address, and number of shares held by each GATEWAY ENTERTAINMENT GROUP shareholder as of the Closing Date certified by an executive officer of GATEWAY ENTERTAINMENT GROUP as being true, complete, and accurate.

   (c) RESERVENET shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as RESERVENET may reasonably request.

                               ARTICLE VIII

                              MISCELLANEOUS

   Section 8.01 Brokers. RESERVENET and GATEWAY ENTERTAINMENT GROUP agree that there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution, or consummation of this Agreement. RESERVENET and GATEWAY ENTERTAINMENT GROUP each agree to indemnify the other against any claim by any third person other than those described above for any commission, brokerage, or finders' fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

   Section 8.02 Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to matters of state law, with the laws of Delaware.

   Section 8.03 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

       If to RESERVENET, to:            RESERVENET, INC.
                                        3701 Sacramento St., #323
                                        San Francisco, CA 94118
                                        Attention: Daniel Regidor, President


If to GATEWAY ENTERTAINMENT GROUP, to: GATEWAY ENTERTAINMENT GROUP, INC.
                                       2 Crossbrook Road
                                       Livingston, NJ 07039,
                                       Attention: Lawrence Smith, President

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed, or telegraphed.

   Section 8.04 Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

   Section 8.05 Confidentiality. Each party hereto agrees with the other parties that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director, or employee, or from any books or records or from personal inspection, or such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

   Section 8.06 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

   Section 8.07 Third Party Beneficiaries. This contract is solely between RESERVENET, GATEWAY ENTERTAINMENT GROUP and the GATEWAY ENTERTAINMENT GROUP Shareholders, and, except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor, or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

   Section 8.08 Entire Agreement. This Agreement, together with the Schedules and Exhibits hereto, contains the entire agreement between the parties relating to the subject matter hereof, and supersedes all prior agreements and understandings, oral and written, with respect to such matters, which the parties acknowledge have been merged into this Agreement and the Schedules hereto.

   Section 8.09 Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated.

   Section 8.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Facsimile transmission of any signed original document and/or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original. At the request of any party, the parties will confirm facsimile transmission by signing a duplicate original document.

   Section 8.11 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above-written.

RESERVENET, INC.

By: /s/ Daniel Regidor
    ------------------
        DANIEL REGIDOR, President


GATEWAY ENTERTAINMENT GROUP, INC.

By: /s/ Lawrence Smith
    ------------------
       LAWRENCE SMITH, President


GATEWAY ENTERTAINMENT GROUP SHAREHOLDERS

/s/ Lawrence A. Smith
---------------------
Lawrence A. Smith


/s/ Stephen B. Lasser
---------------------
Stephen B. Lasser


/s/ Bianca Pino
---------------
Bianca Pino

LIST OF EXHIBITS AND SCHEDULES

Exhibit    Exhibit Description
-------    -------------------
A          GATEWAY ENTERTAINMENT GROUP Shareholders
B          FORM OF RESERVENET COUNSEL'S LEGAL OPINION
D          CERTIFICATES OF INCUMBENCY OF RESERVENET  AND GATEWAY

1.01       GATEWAY ENTERTAINMENT GROUP Due Organization and Qualification
1.02(c)    GATEWAY ENTERTAINMENT GROUP Authorization; Non-Contravention;
              Approvals
1.03       GATEWAY ENTERTAINMENT GROUP Capitalization
1.05(a)    GATEWAY ENTERTAINMENT GROUP Financial Statements
1.07       GATEWAY ENTERTAINMENT GROUP Taxes
1.08       GATEWAY ENTERTAINMENT GROUP Absence of Certain Changes or Events
1.09       GATEWAY ENTERTAINMENT GROUP Assets
1.11       GATEWAY ENTERTAINMENT GROUP Material Contracts
1.15       GATEWAY ENTERTAINMENT GROUP Material Transactions and Affiliations
1.16(a)    GATEWAY ENTERTAINMENT GROUP Real Property
1.16(b)    GATEWAY ENTERTAINMENT GROUP Accounts Receivable
1.16(c)    GATEWAY ENTERTAINMENT GROUP Accounts Payable
1.16(d)    GATEWAY ENTERTAINMENT GROUP Minutes
3.01       RESERVENET Due Organization and Qualification
3.02       RESERVENET Authorization; Non-Contravention; Approvals
3.03       RESERVENET Capitalization
3.05(a)    RESERVENET Audited Financial Statements
3.05(b)    RESERVENET Unaudited Financial Statements
3.07       RESERVENET Taxes
3.08       RESERVENET Absence of Certain Changes or Events
3.09       RESERVENET Assets
3.13(a)    RESERVENET Statement of cash on hand
3.13(b)    RESERVENET Accounts Payable
3.13(c)    RESERVENET Board of Directors' Resolution
5.03       GATEWAY ENTERTAINMENT GROUP Special Covenants and Representations

Regarding the Exchange Stock
6.01       RESERVENET OFFICER'S CERTIFICATE
6.02       RESERVENET CERTIFICATE OF LITIGATION
6.04       RESERVENET CERTIFICATE OF GOOD STANDING
6.06(b)    RESERVENET CONTINGENT SHARE CANCELLATION AGREEMENT
6.06(e)    RESERVENET SHARE CANCELLATION AGREEMENT
7.01       GATEWAY ENTERTAINMENT GROUP OFFICER'S CERTIFICATE
7.03       GATEWAY ENTERTAINMENT GROUP CERTIFICATE OF LITIGATION
7.05       GATEWAY ENTERTAINMENT GROUP CERTIFICATE OF GOOD STANDING